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                                  EXHIBIT 10.5


                                  StarPak, Inc.
                                 237 22nd Street
                                Greeley, CO  80631



$1,111,844.17                                                  Greeley, Colorado
                                                               December 29, 1995


For value received, the undersigned, StarPak, Inc., a Colorado corporation (the "Borrower"), hereby promises to pay on January 31, 1997, to the order of General Communications, Inc. (the "Lender"), at its main office in Denver, Colorado, in lawful money of the United States of America and in immediately available funds, the principal sum of $1,111,844.17, or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder, together with interest on the principal amount hereunder remaining unpaid from time to time at the rate in effect under StarPak's line of credit loan with Norwest Business Credit, Inc. This Note may be prepaid without penalty.

                                       STARPAK, INC.



                                       By: /s/ MICHAEL W. MORGAN
                                       -----------------------------
                                       Michael W. Morgan, President


Handwritten on face of note:

Paid in full 4-22-96
/s/ A E Stephenson Jr